Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

      I, Terry K. Glenn, President of Merrill Lynch Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust (the "Fund"), certify that:

            1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

      Dated: March 19, 2004


                                                /s/ Terry K. Glenn
                                                ------------------
                                                Terry K. Glenn,
                                                President of
                                                Merrill Lynch Florida Municipal
                                                Bond Fund of Merrill Lynch
                                                Multi-State Municipal Series
                                                Trust

      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Merrill Lynch Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust and will be retained by Merrill Lynch Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

      I, Donald C. Burke, Chief Financial Officer of Merrill Lynch Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust (the "Fund"), certify that:

            1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

      Dated: March 19, 2004


                                                /s/ Donald C. Burke
                                                -------------------
                                                Donald C. Burke,
                                                Chief Financial Officer of
                                                Merrill Lynch Florida Municipal
                                                Bond Fund of Merrill Lynch
                                                Multi-State Municipal Series
                                                Trust

      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Merrill Lynch Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust and will be retained by Merrill Lynch Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust and furnished to the Securities and Exchange Commission or its staff upon request.